Exhibit 10.45

SECOND AMENDMENT TO
LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into as of October 27, 2017, by and between OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise party thereto from time to time (each a “Lender” and collectively, the “Lenders”) including Oxford in its capacity as a Lender and SILICON VALLEY BANK, a California corporation with an office located at 3003 Tasman Drive, Santa Clara, CA 95054 (“Bank” or “SVB”) (each a “Lender” and collectively, the “Lenders”), and CYTOKINETICS, INCORPORATED, a Delaware corporation with offices located at 280 East Grand Avenue, South San Francisco, CA 94080 (“Borrower”).

Recitals

A.Collateral Agent, Lenders and Borrower have entered into that certain Loan and Security Agreement dated as of October 19, 2015 (as amended from time to time, including by that certain Consent and First Amendment to Loan and Security Agreement dated as February 1, 2017, the “Loan Agreement”).

B.Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.Borrower has requested that Collateral Agent and Lenders (i) extend additional credit to Borrower and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D.Collateral Agent and Lenders have agreed to modify such consent and to amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.Amendments to Loan Agreement.

2.1Section 2.2 (Term Loans).  Section 2.2 of the Loan Agreement hereby is amended and restated as follows:

“2.2Term Loans.

(a)Availability.

(i)Subject to the terms and conditions of this Agreement, the Lenders, severally and not jointly, made term loans to Borrower on the Effective Date according to each Lender’s Term Loan Commitment as set forth on Schedule 1.1 hereto as in effect immediately prior to the Second Amendment Effective Date (such term loans are hereinafter referred to collectively as the “Original Term Loans”).

(ii)Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, to make term loans to Borrower on the Second Amendment Effective Date as follows:

1)SVB shall make a term loan to Borrower in an amount equal to Twelve Million Eight Hundred Thousand Dollars ($12,800,000.00) (the “SVB New Term A Loan”).

2)Oxford shall amend and restate the Original Term Loans evidenced by (I) that certain Secured Promissory Note dated October 19, 2015, with the current principal balance of Seven Million Dollars ($7,000,000.00), (II) that certain Secured Promissory Note dated October 19, 2015, with the current principal balance of Four Million Two Hundred Fifty Thousand Dollars ($4,250,000.00), (III) that certain Secured Promissory Note dated February 10, 2016, with the current principal balance of Six Million Two Hundred Fifty Thousand Dollars ($6,250,000.00), and (IV) that certain Secured Promissory Note dated February 10, 2016, with the current principal balance of Five Million Dollars ($5,000,000.00) (the “Oxford Original Term Loans”) with new principal balances of (I) Five Million Nine Hundred Seventy-Three Thousand Three Hundred Thirty-Three and 33/100 Dollars ($5,973,333.33), (II) Three Million Six Hundred Twenty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($3,626,666.67), (III) Five Million Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three and 33/100 Dollars ($5,333,333.33), (IV) Four Million Two Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($4,266,666.67) (the “Oxford Amended and Restated Term Loans”) and (Y) the SVB New A Loan, each a “Term A Loan” and collectively, the “Term A Loans”).  After repayment, no Term A Loan may be re‑borrowed.

(ii)Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, during the Second Draw Period, to make term loans to Borrower in an aggregate amount up to Eight Million Dollars ($8,000,000.00) according to each Lender’s Term B Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term B Loan”, and collectively as the “Term B Loans”).  After repayment, no Term B Loan may be re‑borrowed.

(iii)Subject to the terms and conditions of this Agreement, the Lenders agree, severally and not jointly, during the Third Draw Period, to make term loans to Borrower in an aggregate amount up to Ten Million Dollars ($10,000,000.00) according to each Lender’s Term C Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term C Loan”, and collectively as the “Term C Loans”; each Term A Loan, Term B Loan or Term C Loan is hereinafter referred to singly as a “Term Loan” and the Term A Loans, the Term B Loans and the Term C Loans are hereinafter referred to collectively as the “Term Loans”).  After repayment, no Term C Loan may be re‑borrowed.

(b)Repayment.  Borrower shall make monthly payments of interest only, in arrears, commencing on the first (1st) Payment Date following the Funding Date of each Term Loan, and continuing on the Payment Date of each successive month thereafter through and including the Payment Date immediately preceding the Amortization Date.  Borrower agrees to pay, on the Funding Date of each Term Loan, any initial partial monthly interest payment otherwise due for the period between the Funding Date of such Term Loan and the first Payment Date thereof.  Commencing on the Amortization Date, and continuing on the Payment Date of each month thereafter, Borrower shall make consecutive equal monthly payments of principal, together with applicable interest, in arrears, to each Lender, as calculated by Collateral Agent (which calculations shall be deemed correct absent manifest error) based upon: (1) the amount of such Lender’s Term Loan, (2) the effective rate of interest, as determined in Section 2.3(a), and (3) a repayment schedule equal to (x) forty-one (41) months, if the Amortization Date is June 1, 2019; or (y) thirty-five (35) months, if the Amortization Date is December 1, 2019.  All unpaid principal and accrued and unpaid interest with respect to each Term Loan is due and payable in full on the Maturity Date.  Each Term Loan may only be prepaid in accordance with Sections 2.2(c) and 2.2(d).

(c)Mandatory Prepayments.  If the Term Loans are accelerated following the occurrence of an Event of Default, Borrower shall immediately pay to Lenders, payable to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of: (i) all outstanding principal of the Term Loans plus accrued and unpaid interest thereon through the prepayment date, (ii) the Final Payment, (iii) the Prepayment Fee, plus (iv) all other Obligations that are due and payable, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts. Notwithstanding (but without duplication with) the foregoing, on the Maturity Date, if the Final Payment had not previously been paid in full in connection with the prepayment of the Term Loans in full, Borrower shall pay to Collateral Agent, for payment to each Lender in accordance with its respective Pro Rata Share, the Final Payment in respect of the Term Loan(s).

(d)Permitted Prepayment of Term Loans.

(i)Borrower shall have the option to prepay all, but not less than all, of the Term Loans advanced by the Lenders under this Agreement, provided Borrower (i) provides written notice to Collateral Agent of its election to prepay the Term Loans at least five (5) days prior to such prepayment, (it being understood and agreed that such written notice may be revoked if an anticipated refinancing or other anticipated external event does not occur on the date expected therefor), and (ii) pays to the Lenders on the date of such prepayment, payable to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of (A) all outstanding principal of the Term Loans plus accrued and unpaid interest thereon through the prepayment date, (B) the Final Payment, (C) the Prepayment Fee, if any, plus (D) all other Obligations that are due and payable, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts.

(ii)Notwithstanding anything herein to the contrary, Borrower shall also have the option to prepay part of Term Loans advanced by the Lenders under this Agreement, provided Borrower (i) provides written notice to Collateral Agent of its election to prepay the Term Loans at least ten (10) days prior to such prepayment, (ii) prepays such part of the Term Loans in a denomination that is a whole number multiple of Four Millions Dollars ($4,000,000.00) , and (iii) pays to the Lenders on the date of such prepayment, payable to each Lender in accordance with its respective Pro Rata Share, an amount equal to the sum of (A) the portion of outstanding principal of such Term Loans plus all accrued and unpaid interest thereon through the prepayment date, (B) the applicable Final Payment, and (C) all other Obligations that are then due and payable, including Lenders’ Expenses and interest at the Default Rate with respect to any past due amounts, and (D) the applicable Prepayment Fee with respect to the portion of such Term Loans being prepaid. For the purposes of clarity, any partial prepayment shall be applied pro-rata to all outstanding amounts under each Term Loan, and shall be applied pro-rata within each Term Loan tranche to reduce amortization payments under Section 2.2(b) on a pro-rata basis.”

2.2Section 2.4 (Secured Promissory note).  Section 2.4 of the Loan Agreement hereby is amended and restated as follows:

“2.4

Secured Promissory Notes.  The Term Loans shall be evidenced by a Secured Promissory Note or Notes in the form attached as Exhibit D hereto (other than any Original Term Loans refinanced on the Second Amendment Effective Date which shall be evidenced by Amended and Restated Secured Promissory Notes in the form attached as Exhibit E hereto) (each a “Secured Promissory Note”), and shall be repayable as set forth in this Agreement.  Borrower irrevocably authorizes each Lender to make or cause to be made, on or about the Funding Date of any Term Loan or at the time of receipt of any payment of principal on such Lender’s Secured Promissory Note, an appropriate notation on such Lender’s Secured Promissory Note Record reflecting the making of such Term Loan or (as the case may be) the receipt of such payment.  The outstanding amount of each Term Loan set forth on such Lender’s Secured Promissory Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender’s Secured Promissory Note Record shall not limit or otherwise affect the obligations of Borrower under any Secured

Promissory Note or any other Loan Document to make payments of principal of or interest on any Secured Promissory Note when due.  Upon receipt of an affidavit of an officer of a Lender as to the loss, theft, destruction, or mutilation of its Secured Promissory Note, Borrower shall issue, in lieu thereof, a replacement Secured Promissory Note in the same principal amount thereof and of like tenor.”

2.3Section 2.5 (Fees).  Section 2.5(a) of the Loan Agreement hereby is amended and restated as follows:

“(a)

Facility Fee.  A non-refundable facility fee of up to Forty Five Thousand Dollars ($45,000) to be shared between the Lenders pursuant to their Commitment Percentages payable as follows: (i) Twenty Thousand Dollars ($20,000) of the facility fee shall be due and payable and fully earned on the Funding Date of the Term B Loan, if any, and (ii) Twenty Five Thousand Dollars ($25,000) of the facility fee shall be due and payable and fully earned on the Funding Date of the Term C Loan, if any.”

2.4Section 2.5 (Fees).  Section 2.5(b) of the Loan Agreement hereby is amended and restated as follows:

“(b)Final Payment.

(i)The Final Payment, when due hereunder, to be shared between the Lenders in accordance with their respective Pro Rata Shares; and

(ii)A final payment, due on the Second Amendment Effective Date in connection with the Original Term Loans, in the amount of Four Hundred Eighty-Five Thousand Three Hundred Thirteen and 03/100 Dollars ($485,313.03) (the “Second Amendment Final Payment”), payable to Oxford, in its capacity as a Lender, and SVB, in accordance with their respective Pro Rata Shares. For the sake of clarity, the Second Amendment Final Payment shall not reduce the Final Payment otherwise due in connection with Section 2.5(b)(i) hereof;”

2.5Section 2.5 (Fees).  New Section 2.5(e) hereby is added to the Loan Agreement as follows:

“(e)Non-Utilization Fee.  The Non-Utilization Fee, when due hereunder, to be shared between the Lenders in accordance with their respective Pro Rata Shares.”

2.6Section 5.9 (Use of Proceeds).  Section 5.9 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

“5.9

Use of Proceeds. Borrower shall use the proceeds of the Credit Extensions solely as working capital and to fund its general business requirements, and to refinance the Original Term Loans, in accordance with the provisions of this Agreement, and not for personal, family, household or agricultural purposes.”

2.7Section 13.1 (Definitions).  The following terms and their respective definitions hereby are added or amended and restated in their entirety, as applicable, to Section 13.1 of the Loan Agreement as follows:

“Amortization Date” is June 1, 2019; provided that, if Borrower achieves the Third Draw Period Milestone, the Amortization Date shall automatically be extended to December 1, 2019.

“Basic Rate” is, with respect to each Term Loan, the per annum rate of interest (based on a year of three hundred sixty (360) days) equal to the greater of (i) eight and one twentieth of one percent (8.05%) and (ii) the sum of (a) the thirty (30) day U.S. LIBOR rate reported in The Wall Street Journal on the last Business Day of the month that immediately precedes the month in which the interest will accrue, plus (b) six and eighty-one hundredths of one percent (6.81%).

“Final Payment Percentage” is six and one half percent (6.50%).

“Maturity Date” is October 1, 2022.

“Non-Utilization Fee” is an additional fee payable to the Lenders, in the event Borrower achieves the Second Draw Period Milestone, but declines to request the Term B Loan,  in amount equal to Five Hundred Thousand Dollars ($500,000.00); which fee shall be due and payable, if at all, on the expiration of the Second Draw Period, which shall be in no event later than September 28, 2018.

“Obligations” are all of Borrower’s obligations to pay when due any debts, principal, interest, Lenders’ Expenses, the Prepayment Fee, the Final Payment, the Non-Utilization Fee and other amounts Borrower owes the Lenders now or later, in connection with, related to, following, or arising from, out of or under, this Agreement or, the other Loan Documents (other than the Warrants), or otherwise, including, without limitation, all obligations relating to letters of credit (including reimbursement obligations for drawn and undrawn letters of credit), cash management services, and foreign exchange contracts, if any, and including interest accruing after Insolvency Proceedings begin (whether or not allowed) and debts, liabilities, or obligations of Borrower assigned to the Lenders and/or Collateral Agent, and the performance of Borrower’s duties under the Loan Documents (other than the Warrants).

“Original Term Loans” is defined in Section 2.2(a)(i) hereof.

“Payment Date” is the first (1st) calendar day of each calendar month, commencing on December 1, 2017.

“Second Amendment Effective Date” means October 27, 2017.

“Second Draw Period” is the period commencing on the date of the occurrence of the Second Draw Period Milestone and ending on the earliest of (i) sixty (60) days from the date of Borrower’s achievement of the Second Draw Period Milestone; (ii) September 28, 2018; and (iii) the occurrence of an Event of Default; provided, however, that the Second Draw Period shall not commence if on the date of the occurrence of the Second Draw Period Milestone an Event of Default has occurred and is continuing.

“Second Draw Period Milestone” is the achievement of either (i) positive data from the Tirasemtiv Phase 3 clinical trial of VITALITY-ALS, in form and content reasonably acceptable to Collateral Agent and the Lenders, or (ii) FDA acceptance of the NDA for Tirasemtiv with evidence of same in form and content reasonably acceptable to Collateral Agent and the Lenders.

“SVB New Term A Loan” is defined in Section 2.2(a)(ii)(1) hereof.

“Third Draw Period” is the period commencing on the date Borrower has achieved the Third Draw Period Milestone and ending on the earliest of (i) sixty (60) days from the date of Borrower’s achievement of the Third Draw Period Milestone; (ii) September 30, 2018; and (iii) the occurrence of an Event of Default; provided, however, that the Third Draw Period shall not commence if on the date of the occurrence of the Third Draw Period Milestone an Event of Default has occurred and is continuing.

“Third Draw Period Milestone” is the achievement of positive data from Borrower’s CK-107 Phase 2 clinical trial of SMA sufficient for progression of CK-107 to a confirmatory Phase 3 trial.

2.8Schedule 1.1 of the Loan Agreement hereby is replaced in its entirety with Schedule 1.1 attached hereto.

2.9Exhibit D of the Loan Agreement hereby is replaced in its entirety with Exhibit D attached hereto.

2.10Exhibit E of the Loan Agreement hereby is added as Exhibit E attached hereto.

2.11The original Secured Promissory Note dated as of October 19, 2015 and issued by Borrower in favor of SVB hereby is cancelled, null and void and of no further force and effect. The original Secured Promissory Notes dated as of October 19, 2015 and February 10, 2016 and issued by Borrower in favor of Oxford hereby are amended and restated in the form attached as Exhibit E to the Loan Agreement, as amended by this Amendment, to reflect the outstanding principal balances and date as of the Second Amendment Effective Date, and such original Secured Promissory Notes that have been amended and restated are hereby cancelled, null and void and of no further force and effect.  Collateral Agent hereby acknowledges and agrees on behalf of the Lenders that no Prepayment Fee shall be due and payable by Borrower in connection with this Amendment and the transactions contemplated hereby, including, without limitation, the refinancing of the Original Term Loans.

3.Limitation of Amendment.

3.1The amendments set forth in Section 2 above is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document.

3.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.Representations and Warranties.  To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

4.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3The organizational documents of Borrower delivered to Collateral Agent and Lenders on the Effective Date, or subsequent thereto, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower; and

4.7This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.Effectiveness.  This Amendment shall be deemed effective upon the due execution and delivery to Collateral Agent and Lenders of the following:

(i)this Amendment by each party hereto;

(ii)the due execution and delivery to Collateral Agent of the Corporate Borrowing Certificate attached hereto,

(iii)the Disbursement Letter attached hereto;

(iv)an Amended and Restated Secured Promissory Notes in favor of Oxford and each attached hereto;

(v)a Secured Promissory Note in favor of SVB and attached hereto;

(vi)a Loan Payment/Advance Request form;

(vii)Borrower’s payment of the Second Amendment Final Payment; and

(viii)Borrower’s payment of all Lenders’ Expenses incurred through the date of this Amendment.

[Balance of Page Intentionally Left Blank]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

COLLATERAL AGENT AND LENDER: OXFORD FINANCE LLC By: /s/ Colette H. Featherly Name:Colette H. Featherly Title:Senior Vice President
LENDER: SILICON VALLEY BANK By: /s/ Derek Scott Name:Derek Scott Title:Vice President
BORROWER: CYTOKINETICS, INCORPORATED By: /s/ Ching Jaw Name:Ching Jaw Title:Chief Financial Officer

[Signature Page to Second Amendment to Loan and Security Agreement]

SCHEDULE 1.1

Lenders and Commitments

	Term A Loans
Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$19,200,000.00	60.00%
SILICON VALLEY BANK	$12,800,000.00	40.00%
TOTAL	$32,000,000.00	100.00%

	Term B Loans
Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$4,800,000.00	60.00%
SILICON VALLEY BANK	$3,200,000.00	40.00%
TOTAL	$8,000,000.00	100.00%

	Term C Loans
Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$6,000,000.00	60.00%
SILICON VALLEY BANK	$4,000,000.00	40.00%
TOTAL	$10,000,000.00	100.00%
	Aggregate (all Term Loans)
Lender	Term Loan Commitment	Commitment Percentage
OXFORD FINANCE LLC	$30,000,000.00	60.00%
SILICON VALLEY BANK	$20,000,000.00	40.00%
TOTAL	$50,000,000.00	100.00%

DISBURSEMENT LETTER

October 27, 2017

The undersigned, being the duly elected and acting Chief Financial Officer of CYTOKINETICS,  INCORPORATED, a Delaware corporation with offices located at 280 East Grand Avenue, South San Francisco, CA 94080 (“Borrower”), does hereby certify to OXFORD FINANCE LLC (“Oxford” and “Lender”), as collateral agent (the “Collateral Agent”) in connection with that certain Loan and Security Agreement dated as of October 19, 2015, by and among Borrower, Collateral Agent and the Lenders from time to time party thereto (as amended from time to time, including by that certain Consent and First Amendment to Loan and Security Agreement dated as February 1, 2017 and that certain Second Amendment to Loan and Security Agreement dated as of October 27, 2017, the “Loan Agreement”; with other capitalized terms used below having the meanings ascribed thereto in the Loan Agreement) that:

1.The representations and warranties made by Borrower in Section 5 of the Loan Agreement and in the other Loan Documents are true and correct in all material respects as of the date hereof.

2.No event or condition has occurred that would constitute an Event of Default under the Loan Agreement or any other Loan Document.

3.Borrower is in compliance with the covenants and requirements contained in Sections 4, 6 and 7 of the Loan Agreement.

4.All conditions referred to in Section 3 of the Loan Agreement to the making of the Loan to be made on or about the date hereof have been satisfied or waived by Collateral Agent.

5.No Material Adverse Change has occurred.

6.The undersigned is a Responsible Officer.

[Balance of Page Intentionally Left Blank]

7.The proceeds of the Term A Loans shall be disbursed as follows:1

Disbursement from Oxford:
Loan Amount	$19,200,000.00
Less:
‑‑Second Amendment Final Payment	[($_________]
‑‑Amount of Accrued Interest on Original Term Loans	[($_________]
‑‑Lender’s Legal Fees	[($_________]*

Net Proceeds due from Oxford:	[($_________]

Disbursement from SVB:
Loan Amount	$12,800,000.00
Less:
--Repayment of SVB Original Term Loan	[($_________]
‑‑Second Amendment Final Payment	[($________)]
‑‑Amount of Accrued Interest on Original Term Loans	[($_________]

Net Proceeds due from SVB:	[($_________]

TOTAL Term A Loans NET PROCEEDS FROM LENDERS	[($_________]

8.The Term A Loan shall amortize in accordance with the Amortization Table attached hereto.

9.The Original Term Loans of Oxford shall amortize as of the Second Amendment Effective Date in accordance with the Amortization Table attached hereto.

10.The aggregate net proceeds of the Term A Loans shall be transferred to the Designated Deposit Account as follows:

Account Name:	CYTOKINETICS, INCORPORATED
Bank Name:	SILICON VALLEY BANK
Bank Address:	3003 Tasman Drive Santa Clara, California 95054
Account Number:	3300316705
ABA Number:	121140399

[Balance of Page Intentionally Left Blank]

[1]	To be updated prior to close to reflect “funds flow.”
* Legal fees and costs are through the Second Amendment Effective Date. Postclosing legal fees and costs, payable after the Effective Date, to be invoiced and paid postclosing.

Dated as of the date first set forth above.

BORROWER:

CYTOKINETICS, INCORPORATED

By
Name:
Title:

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By
Name:
Title:

LENDER:
SILICON VALLEY BANK

By
Name:
Title:

[Signature Page to Disbursement Letter]

AMORTIZATION TABLE
(SVB New Term A Loan)

[see attached]

AMORTIZATION TABLE
(Oxford Original Term Loans)

[see attached]

Loan Payment/Advance Request Form

Deadline for same day processing is Noon Pacific Time*

Fax To:  Date: October 27, 2017

Loan Payment:

CYTOKINETICS, INCORPORATED

From Account #________________________________To Account #__________________________________________________

(Deposit Account #)(Loan Account #)

Principal $____________________________________and/or Interest $________________________________________________

Authorized Signature:Phone Number:

Print Name/Title:

Loan Advance:

Complete Outgoing Wire Request section below if all or a portion of the funds from this loan advance are for an outgoing wire.

From Account #________________________________To Account #__________________________________________________

(Loan Account #)(Deposit Account #)

Amount of Advance $___________________________

All Borrower’s representations and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the request for an advance; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date:

Authorized Signature:Phone Number:

Print Name/Title:

Outgoing Wire Request:

Complete only if all or a portion of funds from the loan advance above is to be wired.

Deadline for same day processing is noon, Pacific Time

Beneficiary Name: _____________________________Amount of Wire: $

Beneficiary Bank: ______________________________Account Number:

City and State:

Beneficiary Bank Transit (ABA) #: Beneficiary Bank Code (Swift, Sort, Chip, etc.):

(For International Wire Only)

Intermediary Bank: Transit (ABA) #:

For Further Credit to:

Special Instruction:

By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).

Authorized Signature: ___________________________2nd Signature (if required): _______________________________________

Print Name/Title: ______________________________Print Name/Title: ______________________________________________

Telephone #: Telephone #:]

EXHIBIT D

Form of Secured Promissory Note

[see attached]

SECURED PROMISSORY NOTE
(SVB New Term A Loan)

$12,800,000.00Dated:  October 27, 2017

FOR VALUE RECEIVED, the undersigned, CYTOKINETICS, INCORPORATED, a Delaware corporation with offices located at 280 East Grand Avenue, South San Francisco, CA 94080 (“Borrower”) HEREBY PROMISES TO PAY to the order of SILICON VALLEY BANK (“Lender”) the principal amount of TWELVE MILLION EIGHT HUNDRED THOUSAND DOLLARS ($12,800,000.00) or such lesser amount as shall equal the outstanding principal balance of the Term Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Term Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated as of October 19, 2015 (as amended from time to time, including by that certain Consent and First Amendment to Loan and Security Agreement dated as February 1, 2017 and that certain Second Amendment to Loan and Security Agreement dated as of October 27, 2017, the “Loan Agreement”).  If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement.  Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Term Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Secured Promissory Note (this “Note”).  The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

The Loan Agreement, among other things, (a) provides for the making of a secured Term Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2 (c) and Section 2.2(d) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Term Loan, interest on the Term Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent.  Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation.  Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

CYTOKINETICS, INCORPORATED

By
Name:
Title:

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

EXHIBIT E

Form of Amended and Restated Secured Promissory Notes

[see attached]

AMENDED AND RESTATED SECURED PROMISSORY NOTE
(Original Term Loan – original face amount of $7,000,000.00)

$5,973,333.33Dated:  October 27, 2017

FOR VALUE RECEIVED, the undersigned, CYTOKINETICS, INCORPORATED, a Delaware corporation with offices located at 280 East Grand Avenue, South San Francisco, CA 94080 (“Borrower”) HEREBY PROMISES TO PAY to the order of OXFORD FINANCE LLC (“Lender”) the principal amount of Five Million Nine Hundred Seventy-Three Thousand Three Hundred Thirty-Three and 33/100 Dollars ($5,973,333.33) or such lesser amount as shall equal the outstanding principal balance of the Oxford Original Term Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Oxford Original Term Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated as of October 19, 2015 (as amended from time to time, including by that certain Consent and First Amendment to Loan and Security Agreement dated as February 1, 2017 and that certain Second Amendment to Loan and Security Agreement dated as of October 27, 2017, the “Loan Agreement”).  If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement.  Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Oxford Original Term Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Secured Promissory Note (this “Note”).  The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

This Note amends and restates, in its entirety, that certain Secured Promissory Note, dated October 19, 2015, in the original principal amount of SEVEN MILLION DOLLARS ($7,000,000.00), executed by Borrower in favor of Lender and issued pursuant to the Loan Agreement.

The Loan Agreement, among other things, (a) provides for the making of a secured Oxford Original Term Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2 (c) and Section 2.2(d) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Oxford Original Term Loan, interest on the Oxford Original Term Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent.  Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation.  Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

CYTOKINETICS, INCORPORATED

By
Name:
Title:

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

AMENDED AND RESTATED SECURED PROMISSORY NOTE
(Original Term Loan – original face amount of $4,250,000.00)

$3,626,666.67Dated:  October 27, 2017

FOR VALUE RECEIVED, the undersigned, CYTOKINETICS, INCORPORATED, a Delaware corporation with offices located at 280 East Grand Avenue, South San Francisco, CA 94080 (“Borrower”) HEREBY PROMISES TO PAY to the order of OXFORD FINANCE LLC (“Lender”) the principal amount of Three Million Six Hundred Twenty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($3,626,666.67) or such lesser amount as shall equal the outstanding principal balance of the Oxford Original Term Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Oxford Original Term Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated as of October 19, 2015 (as amended from time to time, including by that certain Consent and First Amendment to Loan and Security Agreement dated as February 1, 2017 and that certain Second Amendment to Loan and Security Agreement dated as of October 27, 2017, the “Loan Agreement”).  If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement.  Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Oxford Original Term Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Secured Promissory Note (this “Note”).  The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

This Note amends and restates, in its entirety, that certain Secured Promissory Note, dated October 19, 2015, in the original principal amount of FOUR MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($4,250,000.00), executed by Borrower in favor of Lender and issued pursuant to the Loan Agreement.

The Loan Agreement, among other things, (a) provides for the making of a secured Oxford Original Term Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2 (c) and Section 2.2(d) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Oxford Original Term Loan, interest on the Oxford Original Term Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent.  Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation.  Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

CYTOKINETICS, INCORPORATED

By
Name:
Title:

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

AMENDED AND RESTATED SECURED PROMISSORY NOTE
(Original Term Loan – original face amount of $6,250,000.00)

$5,333,333.33Dated:  October 27, 2017

FOR VALUE RECEIVED, the undersigned, CYTOKINETICS, INCORPORATED, a Delaware corporation with offices located at 280 East Grand Avenue, South San Francisco, CA 94080 (“Borrower”) HEREBY PROMISES TO PAY to the order of OXFORD FINANCE LLC (“Lender”) the principal amount of Five Million Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three and 33/100 Dollars ($5,333,333.33) or such lesser amount as shall equal the outstanding principal balance of the Oxford Original Term Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Oxford Original Term Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated as of October 19, 2015 (as amended from time to time, including by that certain Consent and First Amendment to Loan and Security Agreement dated as February 1, 2017 and that certain Second Amendment to Loan and Security Agreement dated as of October 27, 2017, the “Loan Agreement”).  If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement.  Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Oxford Original Term Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Secured Promissory Note (this “Note”).  The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

This Note amends and restates, in its entirety, that certain Secured Promissory Note, dated February 1, 2017, in the original principal amount of SIX MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($6,250,000.00), executed by Borrower in favor of Lender and issued pursuant to the Loan Agreement.

The Loan Agreement, among other things, (a) provides for the making of a secured Oxford Original Term Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2 (c) and Section 2.2(d) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Oxford Original Term Loan, interest on the Oxford Original Term Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent.  Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation.  Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

CYTOKINETICS, INCORPORATED

By
Name:
Title:

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

AMENDED AND RESTATED SECURED PROMISSORY NOTE
(Original Term Loan – original face amount of $5,000,000.00)

$4,266,666.67Dated:  October 27, 2017

FOR VALUE RECEIVED, the undersigned, CYTOKINETICS, INCORPORATED, a Delaware corporation with offices located at 280 East Grand Avenue, South San Francisco, CA 94080 (“Borrower”) HEREBY PROMISES TO PAY to the order of OXFORD FINANCE LLC (“Lender”) the principal amount of Four Million Two Hundred Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($4,266,666.67) or such lesser amount as shall equal the outstanding principal balance of the Oxford Original Term Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Oxford Original Term Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated as of October 19, 2015 (as amended from time to time, including by that certain Consent and First Amendment to Loan and Security Agreement dated as February 1, 2017 and that certain Second Amendment to Loan and Security Agreement dated as of October 27, 2017, the “Loan Agreement”).  If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Maturity Date as set forth in the Loan Agreement.  Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.

Principal, interest and all other amounts due with respect to the Oxford Original Term Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Secured Promissory Note (this “Note”).  The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.

This Note amends and restates, in its entirety, that certain Secured Promissory Note, dated February 1, 2017, in the original principal amount of FIVE MILLION DOLLARS ($5,000,000.00), executed by Borrower in favor of Lender and issued pursuant to the Loan Agreement.

The Loan Agreement, among other things, (a) provides for the making of a secured Oxford Original Term Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

This Note may not be prepaid except as set forth in Section 2.2 (c) and Section 2.2(d) of the Loan Agreement.

This Note and the obligation of Borrower to repay the unpaid principal amount of the Oxford Original Term Loan, interest on the Oxford Original Term Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.

Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.

Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.

This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of California.

The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent.  Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation.  Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

CYTOKINETICS, INCORPORATED

By
Name:
Title:

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

CORPORATE BORROWING CERTIFICATE

Borrower:	CYTOKINETICS, INCORPORATED	Date: October 27, 2017
Lenders	OXFORD FINANCE LLC, as Collateral Agent and Lender
SILICON VALLEY BANK, as Lender

I hereby certify as follows, as of the date set forth above:

1.I am the Secretary, Assistant Secretary or other officer of Borrower.  My title is as set forth below.

2.Borrower’s exact legal name is set forth above.  Borrower is a corporation existing under the laws of the State of Delaware.

3.Attached hereto as Exhibit A and Exhibit B, respectively, are true, correct and complete copies of (i) Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above; and (ii) Borrower’s Bylaws.  Neither such Certificate of Incorporation nor such Bylaws have been amended, annulled, rescinded, revoked or supplemented, and such Certificate of Incorporation and such Bylaws remain in full force and effect as of the date hereof.

4.The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action).  Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Collateral Agent and Lenders may rely on them until Collateral Agent and each Lender receives written notice of revocation from Borrower.

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Resolved, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
☐
☐
☐
☐

Resolved Further, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

Resolved Further, that such individuals may, on behalf of Borrower:

Borrow Money.  Borrow money from Lenders.

Execute Loan Documents.  Execute any loan documents Collateral Agent or any Lender requires.

Grant Security.  Grant Collateral Agent and Lenders a security interest in any of Borrower’s assets.

Negotiate Items.  Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.

Further Acts.  Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrower’s right to a jury trial) they believe to be necessary to effectuate such resolutions.

Resolved Further, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

5.The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:
Name:
Title:

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the __________________________ of Borrower, hereby certify as to paragraphs 1 through 5 above, as
          [print title]
of the date set forth above.

By:
Name:
Title: